                                                                   Exhibit 10.20




                                FOURTH AMENDMENT

                  FOURTH AMENDMENT, dated as of March 19, 2002 (this "AMENDMENT"), to the Credit Agreement, dated as of November 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "PARENT BORROWER"), the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE BANK OF NEW YORK, as documentation agent, BANC OF AMERICA SECURITIES LLC, as syndication agent, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as collateral agent and administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower; and

                  WHEREAS, the Parent Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, upon the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. AMENDMENT TO SUBSECTION 1.1 (DEFINED TERMS). Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "NAIT": National Association of Independent Truckers, Inc., a Missouri corporation.

                  "NAIT BUSINESS": the business of NAIT and certain affiliated Persons, consisting primarily of the marketing, processing and administration of certain occupational accident, workers compensation and medical insurance policies to and for van line drivers, motor carriers and other Persons (including participants in NAIT's membership programs) and providing certain affiliation services for the benefit of participants in NAIT's membership programs.
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                  SECTION 3. AMENDMENT TO SUBSECTION 8.10 (LIMITATIONS ON
CERTAIN ACQUISITIONS). Subsection 8.10 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of paragraph (c) thereof, (ii) inserting the word "or" at the end of paragraph (d) thereof and (iii) inserting the following new paragraph (e) immediately after paragraph (d) thereof:

                  (e) such acquisition is an acquisition of the NAIT Business; PROVIDED that (i) the portion of the purchase price for such acquisition paid in cash shall not exceed $35,000,000 (excluding post-closing purchase price adjustments) and (ii) the cash portion of the purchase price for such acquisition shall be funded (A) with available cash including a $10,500,000 dividend from TransGuard to the Parent Borrower and (B) with not less than $20,000,000 of proceeds of equity contributions to the Parent Borrower from CD&R Fund V and/or investors arranged by CD&R.

                  SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above (the "AMENDMENT EFFECTIVE DATE") upon the receipt by the Administrative Agent of (i) this Amendment, executed by the Required Lenders and the Parent Borrower and (ii) the attached Acknowledgment and Consent, executed by each Guarantor.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Parent Borrower in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  SECTION 6. PAYMENT OF EXPENSES. The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  SECTION 7. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.
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                  SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

                  SECTION 10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  NORTH AMERICAN VAN LINES, INC.

                                  By: /s/ Ralph A. Ford
                                      --------------------------
                                     Name: Ralph A. Ford
                                     Title: Secretary

                                  JPMORGAN CHASE BANK, as Administrative
                                  Agent and as a Lender

                                  By: /s/ William J. Caggiano
                                      --------------------------
                                     Name:  William L. Caggiano
                                     Title: Managing Director

                                  ARCHIMEDES FUNDING II, LTD.

                                  BY: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  BY: /s/ Steven Gorski
                                      --------------------------
                                  Name:  STEVEN GORSKI
                                  Title: VICE PRESIDENT &
                                         SENIOR CREDIT ANALYST

                                  ARCHIMEDES FUNDING III, LTD.

                                  BY: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  BY: /s/ Steven Gorski
                                      --------------------------
                                  Name:  STEVEN GORSKI
                                  Title: VICE PRESIDENT &
                                         SENIOR CREDIT ANALYST

                                  ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                  BY: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  BY: /s/ Steven Gorski
                                      --------------------------
                                  Name:  STEVEN GORSKI
                                  Title: VICE PRESIDENT &
                                         SENIOR CREDIT ANALYST

                                  Bank of America
                                  -----------------------------
                                  Name of Lender

                                  By: /s/ W. Thomas Barnett
                                      --------------------------
                                    Name:  W. Thomas Barnett
                                    Title: Managing Director

                                  The Bank of New York
                                  --------------------
                                  Name of Lender

                                  By: /s/ Maurice A. Campbell
                                      -----------------------
                                    Name:  MAURICE A. CAMPBELL
                                    Title: ASSISTANT VICE PRESIDENT

                                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                                  --------------------------------------
                                  Name of Lender

                                  By: /s/ Eric Planey
                                      -------------------------
                                    Name:  Eric Planey
                                    Title: Assistant Vice President

                                  Bankers Trust Company
                                  ---------------------
                                  Name of Lender

                                  By: /s/ Marguerite Sutton
                                      -------------------------
                                    Name:   Marguerite Sutton
                                    Title:  Vice President

                                  Carlyle High Yield Partners III, Ltd.
                                  -------------------------------------
                                  Name of Lender


                                  By: /s/ Linda Pace
                                      -------------------------
                                    Name:    LINDA PACE
                                    Title:   PRINCIPAL

                                  Clydesdale CLO 2001-1, Ltd.
                                  ---------------------------
                                  Name of Lender


                                  By: Nomura Corporate Research and
                                      Asset Management Inc. as Collateral
                                      Manager


                                  By: /s/ Elizabeth Maclean
                                      -------------------------
                                    Name:   Elizabeth Maclean
                                    Title:  Vice President

                                  COPERNICUS CDO EURO-I B.V.

                                  BY: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  BY: /s/ Steven Gorski
                                      -------------------------
                                  Name:    STEVEN GORSKI
                                  Title:   VICE PRESIDENT &
                                           SENIOR CREDIT ANALYST

                                  DEBT STRATEGIES FUND, INC.

                                  By: /s/ Anthony Heyman
                                      -------------------------
                                           Anthony Heyman
                                           AUTHORIZED SIGNATORY

                                  Denali Capital LLC, managing member of
                                  DC Funding Partners LLC, portfolio
                                  manager for DENALI CAPITAL CLO I,
                                  LTD.

                                  By: /s/ John Thacker
                                      -------------------------
                                    Name:  John Thacker
                                    Title: Chief Credit Officer

                                  Denali Capital LLC, managing member of
                                  DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                                  By: /s/ John Thacker
                                      -------------------------
                                    Name:  John Thacker
                                    Title: Chief Credit Officer

                                  Heller Financial Inc.
                                  ---------------------
                                  Name of Lender

                                  By: /s/ Robert Kadlick
                                      -------------------------
                                  Name:   Robert Kadlick
                                  Title: Duty Authorized Signatory

                                  Indosuez Capital Funding IV, L.P.,
                                  By: RBC Leveraged Capital as Portfolio Advisor

                                  By: /s/ Melissa Marano
                                      -------------------------
                                  Name: Melissa Marano
                                  Title: Director

                                  KZH ING-2 LLC. as a Lender

                                  By: /s/ Joyce Fraser-Bryant
                                      ----------------------------
                                    Name: JOYCE FRASER-BRYANT
                                    Title: AUTHORIZED AGENT

                                  Longhorn CDO (Cayman) LTD
                                  By: Merrill Lynch Investment Managers, L.P.
                                      as Investment Advisor

                                  By: /s/ Anthony Heyman
                                      -------------------------
                                         Anthony Heyman
                                         AUTHORIZED SIGNATORY

                                  MASTER SENIOR FLOATING RATE TRUST

                                  By: /s/ Anthony Heyman
                                      -------------------------
                                         Anthony Heyman
                                         AUTHORIZED SIGNATORY

                                  MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                  By: /s/ Anthony Heyman
                                      -------------------------
                                          Anthony Heyman
                                          AUTHORIZED SIGNATORY

                                  National City Bank of Indiana
                                  -----------------------------
                                  Name of Lender

                                  By: /s/ Mark A. Minnick
                                      --------------------------
                                    Name:   Mark A. Minnick
                                    Title:  Senior Vice President

                                    Nomura Bond & Loan Fund
                                    --------------------------
                                    Name of Lender

                                  BY: UFJ TRUST COMPANY OF NEW YORK
                                      AS TRUSTEE
                                  BY: NOMURA CORPORATE RESEARCH AND
                                      ASSET MANAGEMENT INC.
                                      ATTORNEY IN FACT

                                  By: /s/ Elizabeth Maclean
                                      ----------------------------
                                    Name:  Elizabeth Maclean
                                    Title: Vice President

                                  NEMEAN CLO, LTD.

                                  BY: ING Capital Advisors LLC,
                                      as Investment Manager

                                  BY: /s/ Steven Gorski
                                      ----------------------------
                                  Name:  STEVEN GORSKI
                                  Title: VICE PRESIDENT &
                                         SENIOR CREDIT ANALYST

                                  The Bank of Nova Scotia
                                  --------------------------------
                                  Name of Lender

                                  By: /s/ N. Bell
                                      ----------------------------
                                   Name:       N. BELL
                                   Title:  ASSISTANT AGENT

                                  PPM SPYCLASS FUNDING TRUST

                                  By: /s/ Ann E. Morris
                                      ----------------------------
                                   Name:   ANN E. MORRIS
                                   Title:  AUTHORIZED AGENT

                                  ORYX CLO, LTD.

                                  BY: ING Capital Advisors LLC,
                                      as Collateral Manager

                                  BY: /s/ Steven Gorski
                                      ----------------------------
                                  Name:  STEVEN GORSKI
                                  Title: VICE PRESIDENT &
                                         SENIOR CREDIT ANALYST

                                  Textron Financial Corporation

                                  By: /s/ Matthew J. Colgan
                                      ----------------------------
                                   Name:  Matthew J. Colgan
                                   Title: Director

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                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1999, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

                                  SIRVA, INC. (formerly known as Allied
                                  Worldwide, Inc.)

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Assistant Secretary

                                  FLEET INSURANCE MANAGEMENT, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Assistant Secretary

                                  FRONTRUNNER WORLDWIDE, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  GREAT FALLS NORTH AMERICAN, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  NACAL, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

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                                  NAVTRANS INTERNATIONAL FREIGHT
                                   FORWARDING, INC.

                                  By: /s/ Ralph A. Ford
                                      ----------------------------
                                     Name:  Ralph A. Ford
                                     Title: Vice President

                                  NORTH AMERICAN DISTRIBUTION
                                   SYSTEMS, INC. n/k/a FEDERAL TRAFFIC
                                     SERVICE, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  NORTH AMERICAN LOGISTICS, LTD.

                                  By: /s/ Ralph A. Ford
                                      ----------------------------
                                     Name:  Ralph A. Ford
                                     Title: Vice President

                                  NORTH AMERICAN VAN LINES OF TEXAS,
                                   INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  RELOCATION MANAGEMENT SYSTEMS,
                                   INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

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                                  A RELOCATION SOLUTIONS MANAGEMENT
                                   COMPANY

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  ALLIED FREIGHT FORWARDING, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  ALLIED VAN LINES, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  ALLIED INTERNATIONAL N.A., INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Vice President

                                  ALLIED VAN LINES TERMINAL COMPANY

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary

                                  VANGUARD INSURANCE AGENCY, INC.

                                  By: /s/ Robert J. Henry
                                      ----------------------------
                                     Name:  Robert J. Henry
                                     Title: Secretary